UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 5, 2008

BPO MANAGEMENT SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-28560	23-2356861
(Commission File Number)	(IRS Employer Identification No.)

1290 N HANCOCK STREET, ANAHEIM HILLS, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

(714) 974-2670

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01:  Other Events.

On September 8, 2008, BPO Management Services, Inc. issued a joint press release with Healthaxis Inc. announcing that they had entered into a definitive merger agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit               Description

99.1	Press Release dated September 8, 2008 announcing merger agreement with Healthaxis Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2008

BPO MANAGEMENT SERVICES, INC.

By:	/s/ Donald W. Rutherford
Donald W. Rutherford
Chief Financial Officer

EXHIBIT INDEX

Exhibit                    Description

99.1	Press Release dated September 8, 2008 announcing merger agreement with Healthaxis Inc.